UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/19/2010

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10275

Delaware	75-1914582
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6820 LBJ FREEWAY
DALLAS, TX 75240
(Address of principal executive offices, including zip code)

(972) 980-9917
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On August 19, 2010, the Registrant issued a Press Release, attached as Exhibit 99 to this Current Report on Form 8-K, announcing the declaration on August 19, 2010 of the Registrant's quarterly dividend to common stock shareholders in the amount of $0.14 per share. The dividend will be payable on September 30, 2010 to shareholders of record at the close of business on September 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: August 19, 2010	By:	/s/ Douglas H. Brooks
Douglas H. Brooks
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.	081910 Dividend Press Release